UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2010, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Quad/Graphics, Inc. (the “Company”) determined the structure of annual cash incentive awards for 2010 for its executive officers, including its named executive officers, under its 2010 Omnibus Incentive Plan (the “Plan”). Under the annual cash incentive awards, the potential payment levels consist of a “threshold” level, a “target” level and a “maximum” level.  These potential payment levels are expressed as a percentage of base salary that participants are eligible to receive if the Company’s corporate performance achieves a given level.  The respective percentages of base salary that the named executive officers are eligible to receive range from 55%-60% for the “threshold” level, 75%-115% for the “target” level and 150%-200% for the “maximum” level.  The corporate performance level at which payments will be made will be determined by the Committee based on the Company’s achievement of strategic objectives relating to one or more of the following: operating goals, cost of capital, return on equity, price per share, net sales and the Company’s acquisition of World Color Press Inc. that was completed in July 2010.  In addition, the payment amount for an individual executive officer may be adjusted above or below the ranges indicated by the applicable corporate performance level by up to 10% of the executive officer’s base salary based on his individual performance.

On December 16, 2010, the Committee and its Compensation Subcommittee also approved form award agreements that it intends to use under the Company’s 2010 Omnibus Incentive Plan for future awards of stock options, restricted stock and restricted stock units, and on December 17, 2010 the Board approved the form award agreement that it intends to use under the Plan for future awards of deferred stock units.  These form award agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibits are being filed herewith:

(10.1)                Form of Stock Option Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.2)                Form of Restricted Stock Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.3)                Form of Restricted Stock Unit Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.4)                Form of Deferred Stock Unit Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2010

QUAD/GRAPHICS, INC.

By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President & General Counsel

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated December 16, 2010

Exhibit
Number

(10.1)	Form of Stock Option Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.2)	Form of Restricted Stock Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.3)	Form of Restricted Stock Unit Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

(10.4)	Form of Deferred Stock Unit Award Agreement under the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan